ADS Acquisition of NDS A Compelling and Strategic Transaction Aligned with the ADS Water Management Strategy September 23, 2025 Exhibit 99.2

Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Mike Higgins Vice President, Corporate Strategy & Investor Relations Today’s Speakers

Disclaimers Certain statements in this presentation may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the current expectations, estimates and projections of Advanced Drainage Systems, Inc. (the “Company”) regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: disruption or volatility in general business and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of acquisitions and the ability to do so within anticipated time frames, including our ability to successfully complete the acquisition of NDS and to integrate NDS into our business; risks that the acquisition of NDS may involve unexpected costs, liabilities or delays, risks that the cost savings and synergies from the acquisition of NDS may not be fully realized, the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effect of global climate change; our ability to protect against cybersecurity incidents and disruptions or failures of our IT systems; our ability to assess and monitor the effects of artificial intelligence, machine learning, and robotics on our business and operations; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to appropriately address any environmental concerns that may arise from our activities; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The use of the term “segment” in this presentation is used in a commercial context and is not intended to represent a reportable segment under ASC Topic 280. The presentation of NDS’ financial information under ASC Topic 280 has yet to be determined.  This presentation includes references to Adjusted EBITDA and Adjusted EBITDA Margin, non-GAAP financial measures. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These measures are not intended to be substitutes for those reported in accordance with GAAP. Adjusted EBITDA may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.  EBITDA and Adjusted EBITDA are non-GAAP financial measures that comprise net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company’s definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company’s board of directors to assess financial performance and evaluate the effectiveness of the Company’s business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company’s management and board of directors. In order to provide investors with a meaningful reconciliation, the Company has provided a reconciliation of Adjusted EBITDA to net income.

Agenda 3 Financial Benefits 4 Closing Remarks 1 Transaction Overview 2 Strategic Benefits 5 Appendix

Transaction Overview

Transaction Overview Purchase Price ADS will acquire the water management business of Norma Group SE (DAX: NOEJ), known as National Diversified Sales (“NDS”), for approximately $1.0 billion, or approximately $875 million when adjusted for the present value of expected tax benefits The transaction value, net of estimated tax benefits, represents a multiple of ~10x NDS Adjusted EBITDA from TTM ended June 2025, inclusive of expected run-rate cost synergies Consideration and Financing ADS will acquire NDS in an all-cash transaction The transaction will be funded through cash on hand at closing and the remainder from ADS’ existing revolving credit facility Proforma net debt of 1.6x expected at close, within target range of 1.0 – 2.0x Synergies Approximately $25 million of annual cost synergies expected to be realized by year 3: Expect to achieve synergies through resin procurement, sales & marketing, logistics, manufacturing and SG&A Additional upside from revenue synergies through cross-selling products and expanded market opportunities Financial Impact Acquisition expected to enhance growth, generate meaningful synergies and be immediately accretive to Adjusted EPS in the first year of ownership, supported by ADS’ proven integration capabilities and operational discipline Pro-forma financial information reflects a more diversified and resilient business model, with enhanced go-to-market capabilities, a stronger e-commerce platform, and significant growth potential in the $1.5B landscape irrigation segment Timing The Boards of Directors of both companies have unanimously approved the transaction, which is subject to customary closing conditions, including the receipt of required regulatory approvals. The transaction is expected to close in the first quarter of CY2026

NDS Overview

Company Overview

National Diversified Sales ("NDS"), founded in 1972, is a leading U.S. supplier of residential stormwater management, landscape irrigation and connecting flow management components for water infrastructure

Key Statistics

- **A leader in** residential stormwater systems and access boxes in the U.S.
- **1,100+ employees**
- **8,300+** points of distribution
- **70+** NPS world class customers

Key Brands

NDS We put water in its place
raindrip
Teco Quality from day ONE
FISH BRAND
TRUSTLENE Pipes & Fittings

NDS Business Mix[1]

By Category



Landscape Irrigation ~30%
Stormwater Management ~55%
Flow Management ~15%

By Geography



EMEA 3%
APAC 7%
Americas 90%

NDS Financials[1]

Revenue	Adj. EBITDA	Adj. EBITDA Margin	FCF Conversion[2]
~$313M	~$62M	~20%	~73%

A Leader in Residential Stormwater Management, Landscape Irrigation and Flow Management

Note: NDS financial information is estimated and presented inclusive of estimated due diligence adjustments to approximate a normalized US GAAP basis.
[1]Based on TTM period ended 6/30/25.
[2]FCF defined as Adj. EBITDA less Capex. FCF Conversion defined as % of Adj. EBITDA.

ADS 7

Highly Complementary Transaction Diversifies Revenue Base Toward Higher Growth and Margin Products and Segments

ADS (2016)	ADS (2025)[1]	ADS (2025) + NDS[1]


Allied Products
26%
$1.3B
Revenue
Pipe
74%
Allied Products
24%
$2.9B
Revenue
~45%
of sales from outside pipe business
Pipe
55%
Infiltrator
21%
Allied Products + NDS
31%
$3.2B
Revenue
~50%
of sales from outside pipe business
Pipe
50%
Infiltrator
19%

Note: NDS financial information is estimated and presented inclusive of estimated due diligence adjustments to approximate a normalized US GAAP basis.
[1]Based on TTM period ended 6/30/25.

Accelerating transformation into a comprehensive water management solutions provider, enhancing resiliency, growth and profitability

ADS 8

Transaction Adds to ADS’ Track Record of Investing in Growth >60% of Capital Allocated Towards Growth over Past 10 Years M&A 41% Capital Expenditures 25% Dividends 9% Repurchases 25% FY’14 – ’25: >$3bn in capital allocated Disciplined capital allocation framework and strong balance sheet provides flexibility to execute on compelling growth opportunities. Commitment to Invest in the ADS Platform… … While Maintaining a Strong Balance Sheet 0.9x 6/30/25 Net Leverage >$1.2bn Available Liquidity as of 6/30/25 Capital Expenditures Strategic Acquisitions >5x (in $ millions) Infiltrator Water Technologies Aug. 2019 A leader in Onsite Wastewater Treatment Cultec May 2022 A leader in Stormwater storage Jet Polymer Recycling Dec. 2021 Largest supplier of recycled PP to Infiltrator Orenco Aug. 2024 A leader in Advanced Onsite Wastewater Treatment $43 $68 $79 $149 $167 $184 $213 May 2025 Agriculture water management provider in IL, IA River Valley Pipe NDS Sep 2025 A leader in Stormwater management Note: Capital allocation does not account for NDS transaction. .

History of Creating Value Through Strategic Acquisitions

The acquisition of Infiltrator in 2019 demonstrated ADS' best-in-class integration, which yielded extraordinary results.

Highly Successful Combination of Two Complementary Leaders in Water Management

ADS + Infiltrator Water Technologies, Part of ADS

Doubled Infiltrator Revenue Under ADS Ownership

(in $ millions)



$224
~2x | +17% CAGR
$578
2019
FY2025

Value Creation Through Integration

Key Integration Factors	Results
SYNERGIES	~$60 million
PERFORMANCE	Sales (+2x) and profitability (>600bps)
INVESTMENT	~$225 million

10

Strategic Benefits

Key Takeaways Adds Complementary New Offerings in Attractive Allied Products Segment Unlocks Significant Value Creation Potential with Over $25 Million in Expected Annual Cost Synergies Enhances Go-to-Market Capabilities and Scale in Both Retail and Distributor Channels Expands Addressable Markets with Complementary Product Portfolio and Segments

NDS Offers a Complementary Portfolio of Products in Growing Markets

Stormwater Management
(55% of NDS revenue)


N-12
HP Storm
Duraslot
Reg Fittings
InsertaTee
Nyloplast
StormTech
Cultec
Separators
Fab Fittings
LID Biofilter
Filters


Catch Basins
Grates
French Drains

Landscape Irrigation
(30% of NDS revenue)


Access Boxes
Driplines
Tubing
Outlets
Valves
Adapters
Fittings
Drip Zone Kits
Control Zone Valves & Filters
Timers


Single Wall Pipe
N-12
Reg Fittings

Flow Management
(15% of NDS revenue)


Pro Span
Check Valves
Saddles

ADS | NDS

13

Enhances Go-to-Market Capabilities in both Retail and Distributor Channels Enhances relationships in customer base, with enhanced exposure to e-commerce and repair and remodel markets Wholesalers and Distributors Retail and E-Commerce Complementary manufacturing and distribution footprint improves customer service and delivery ADS Pipe Manufacturing ADS Allied Manufacturing ADS Distribution Yard ADS Infiltrator Manufacturing ADS Recycling Facility NDS Distribution Hub NDS Manufacturing Facility

Offers Significant Value Creation Fueled by Over $25 Million in Expected Annual Cost Synergies COST SYNERGIES Revenue SYNERGIES Proven integration expertise will drive operational efficiency, margin improvement, and enhanced customer value Direct to Consumer Sales Expand Market Opportunities Cross Selling Products Full value of run-rate cost synergies to be realized by year three, with upside potential from revenue synergies Raw Material Costs Logistics & manufacturing Procurement Activities SG&A Optimization Over $25 Million by Year 3 Upside Potential

Financial Benefits

Product Mix2 Flow Management ~15% Strong Combined Pro-Forma Financial Profile1 Note: NDS financial information is estimated and presented inclusive of estimated due diligence adjustments to approximate a normalized US GAAP basis. 1Represents pro-forma financial information for the TTM period ended 6/30/25 unless otherwise stated. 2Based on TTM period ended 6/30/25. 3ADS mix based on TTM period ended 6/30/25. NDS mix is estimated based on due diligence and review of information obtained in the due diligence process. End Markets3 Net Sales (TTM 6/30/25) $2.9 billion $313 million ~$3.2 billion Adjusted EBITDA (TTM 6/30/25) $892 million $62 million ~$980 million Adjusted EBITDA Margin (TTM 6/30/25) 31% 20% ~31% Manufacturing Facilities 63 6 69 Distribution Facilities 38 8 46 Number of Employees 6,000 1,100+ 7,100+ Pro Forma, including $25mm cost synergies Pipe 55% Infiltrator 21% Allied Products 24% Landscape Irrigation ~30% Stormwater Management ~55% Pipe 50% Infiltrator 19% Allied Products 31% Residential 72% Non-Residential Residential 45% 37% 7% Infrastructure 7% Agriculture 5% International Non-Residential Residential 41% 40% 7% 7% 5% International Infrastructure Agriculture International 10% Non-Residential 18%

Key Takeaways Adds Complementary New Offerings in Attractive Allied Products Segment Highly complementary product solutions in water capture Supplementary distribution approaches, enhancing a broad set of solutions for residential, non-residential, turf and irrigation applications Unlocks Significant Value Creation Potential with Over $25 Million in Expected Annual Cost Synergies Proven integration expertise will drive operational efficiency, margin improvement, and enhanced customer value Additional upside from revenue synergies through cross-selling products and expanded market opportunities Synergies expected to be fully realized within three years Enhances Go-to-Market Capabilities in Both Retail and Distributor Channels Enhances relationships with retailers, turf and irrigation and waterworks distributors in existing customer segments Enhances multi-channel strategy with NDS’ established e-commerce platform and direct-to-consumer sales Adds complementary manufacturing and distribution footprint across North America, with capacity for growth Expands Addressable Markets with Complementary Product Portfolio and Segments Broadens total addressable market by entering into the $1.5B landscape irrigation segment Increases exposure to the Residential Repair & Remodel market, providing greater resiliency across economic cycles

Appendix

Reconciliations - ADS

Reconciliations - ADS

Reconciliations - ADS